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Clifford Capital Partners Fund

(the “Fund”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

November __, 2019

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between World Funds Trust (the “Trust”), on behalf of the Fund, and Clifford Capital Partners, LLC (the “Adviser”), the investment adviser to the Fund, by shareholders of the Fund and a proposal (“Proposal 2”, and together with Proposal 1, the “Proposals”) to approve an amendment to the Fund’s Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) to increase the fees under the plan (“12b-1 Fees”) from 0.20% per annum to 0.25% per annum by shareholders of Investor Class shares of the Fund, at a Special Meeting of Shareholders to be held on or about December 18, 2019 at 11 a.m. at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The Adviser currently serves as the investment adviser to the Fund under an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Current Advisory Agreement”). Under the terms of the Current Advisory Agreement, the Adviser pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs such as interest expense and dividend expenses on securities sold short, acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses.  Under the terms of the New Advisory Agreement, the Adviser will no longer pay most of the operating expenses of the Fund.  As a result of this proposed change, the Adviser has proposed a reduction in the fee rate paid by the Fund to the Adviser from 0.90% per annum to 0.75% per annum of the net assets of the Fund.  The Board of Trustees of the Trust (the “Board”) voted unanimously to approve the New Advisory Agreement.

The Fund has adopted the Plan for the Investor Class shares pursuant to which the Fund may compensate financial intermediaries that provide services for shareholders of the Fund’s Investor Class of shares. The Plan currently provides that for activities relating to these services the Fund will pay the annual rate of 0.20% of the average daily net assets of the Fund’s Investor Class shares. Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments. The Plan, while primarily intended to compensate for shareholder service expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution-related activities of the Fund.  If Proposal 2 is approved by shareholders of Investor Class shares of the Fund, the Fund’s 12b-1 Fees will increase from a maximum rate of 0.20% per annum to a maximum rate of 0.25% per annum.  The Board believes the additional 12b-1 fees will create long-term benefits for the Fund’s Investor Class and its shareholders.

The Board voted unanimously to approve the Proposals with respect to the Fund. The Board believes that the Proposals are in the best interests of the Fund and its shareholders. The Board recommends that you vote FOR Proposal 1 to approve the New Advisory Agreement and Proposal 2 to approve an amendment to the Plan that will increase the 12b-1 Fees for Investor Class shares.

It is very important to receive your vote before December 17, 2019. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of the Adviser, any of its affiliates, or from our proxy solicitor, AST Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

David A. Bogaert

President

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on December 18, 2019 (the “Meeting”)?

A.

At the Meeting, all shareholders of the Clifford Capital Partners Fund (the “Fund”), a series of World Funds Trust (the “Trust”) will be voting on a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and Clifford Capital Partners, LLC (the “Adviser”) and shareholders of Investor Class shares will be voting on a proposal (“Proposal 2”) to amend the Fund’s Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan “)  in order to increase the fees under the Plan (“12b-1 Fees”) from 0.20% per annum to 0.25% per annum for the Investor Class of the Fund.

Q.	Why are shareholders being asked to approve the Proposals?

A.

The Adviser currently serves as the investment adviser to the Fund under an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Current Advisory Agreement”). Under the terms of the Current Advisory Agreement, the Adviser pays the operating expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs such as interest expense and dividend expenses on securities sold short, acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses.  Under the terms of the New Advisory Agreement, the Adviser will no longer pay the operating expenses of the Fund.  As a result of this proposed change, the fee rate paid by the Fund to the Adviser will be reduced from 0.90% per annum to 0.75% per annum of the net assets of the Fund.  The Adviser believes the New Advisory Agreement will bring the Fund in line with industry practice (i.e. most funds pay the majority of their own operating expenses).  In addition, this change should improve the Fund’s marketability and make it easier for shareholders and potential investors to compare the Fund’s management fee and total expenses with other similar mutual funds.  The Board of Trustees of the Trust (the “Board”) voted unanimously to approve the New Advisory Agreement.

As it relates to Proposal 2, the Fund has adopted a Plan for the Investor Class shares. Pursuant to the Plan, the Fund may compensate financial intermediaries that provide services for shareholders of the Fund’s Investor Class of shares. The Plan currently provides that for activities relating to these services the Fund will pay the annual rate of 0.20% of the average daily net assets of the Fund’s Investor Class. Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments. The Plan, while primarily intended to compensate for shareholder service expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution-related activities of the Fund.  If Proposal 2 is approved by shareholders of Investor Class shares of the Fund, the Fund’s 12b-1 Fees will increase from a maximum rate of 0.20% per annum to a maximum rate of 0.25% per annum.  The Board believes the additional 12b-1 fees will create long-term benefits for the Fund’s Investor Class shares and its shareholders.

Q.	Has the Board of Trustees of the Trust approved the Proposals?

A.

At an in-person meeting held on August 29, 2019, the Board unanimously approved the New Advisory Agreement for the Fund and unanimously approved the amendment to the Plan that calls for an increase in the 12b-1 Fees for Investor Class shares of the Fund.

Q.	How does the Board recommend that I vote?

A.

The Board recommends that you vote FOR Proposal 1 to approve the New Advisory Agreement and FOR Proposal 2 to approve the amendment to the Plan that will increase the 12b-1 Fees for Investor Class shares of the Fund.

Q.	How will the approval of the Proposals affect the management and operations of the Fund?

A.	The Fund’s investment objectives and investment strategies will not change as a result of the Proposals being approved by shareholders.

Q.	How will the approval of the Proposals affect the expenses of the Fund?

A.

The approval of the New Advisory Agreement will reduce the Fund’s advisory fee from 0.90% per annum to 0.75% per annum.  In addition, the Adviser has contractually agreed until at least January 31, 2021 to reduce fees and/or reimburse certain Fund expenses in order to keep Net Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, 12b-1 fees, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.90% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively and 0.82% for Super Institutional Class shares. This means shareholders of these classes of shares will see no increase in their Net Total Annual Fund Operating Expenses if Proposal 1 is approved.  However, the approval of Proposal 2 will increase the 12b-1 Fees for Investor Class shares of the Fund from 0.20% per annum to 0.25% per annum.  This will increase the operating expenses ratio for Investor Class shares of the Fund by 0.05% per annum. In addition, the cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Adviser.

Q.	Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement?

A.

Yes.  The annual fee paid by the Fund to the Adviser will decrease from 0.90% per annum to 0.75% per annum.  In addition, the Current Advisory Agreement states that the Adviser will pay the operating expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs such as interest expense and dividend expenses on securities sold short, acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses.  Under the terms of the New Advisory Agreement, the Adviser will no longer pay the operating expenses of the Fund.  In addition, the New Advisory Agreement includes several non-material changes that are designed to further protect shareholders and ensure the Adviser’s reporting and compliance related responsibilities to the Trust are clearly defined.

Q.	How do I vote?

A.

We urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.

Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the Adviser, any of its affiliates and AST Fund Solutions (“AST”), a firm authorized by the Adviser to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Clifford Capital Partners Fund

(the “Fund”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 18, 2019

Dear Shareholders:

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has called a special meeting of the Shareholders of the Clifford Partners Fund (the “Fund”), a series of the Trust, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235., on December 18, 2019 at 11:00 a.m., Eastern Time, for the following purposes:

1.

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Clifford Capital Partners LLC (the “Adviser”), the Fund’s current investment adviser.  All shareholders of the Fund are being asked to vote on Proposal 1.

2.

To approve an amendment to the Fund’s Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) that will increase the fee paid under Plan (“12b-1 Fees”) by Investor Class shareholders of the Fund.  Only shareholders of Investor Class shares of the Fund are being asked to vote on Proposal 2.

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR the proposals listed in this notice. Shareholders of record at the close of business on October 25, 2019 are entitled to notice of, and to vote at, the special Meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

David A. Bogaert, President

November__, 2019

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Clifford Capital Partners Fund

(the “Fund”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 18, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of World Funds Trust (the “Trust”) on behalf of the Clifford Capital Partners Fund for use at the special meeting of shareholders, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235., on December 18, 2019 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about November __, 2019. Only shareholders of record at the close of business on October 25, 2019 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The Shareholders of the Fund, as indicated below, are being asked to consider the following proposals:

1.

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Clifford Capital Partners LLC (the “Adviser”), the Fund’s current investment adviser.  All shareholders of the Fund are being asked to vote on Proposal 1.

2.

To approve an amendment to the Fund’s Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) that will increase the fee paid under Plan (“12b-1 Fees”) by Investor Class shareholders of the Fund.  Only shareholders of Investor Class shares of the Fund are being asked to vote on Proposal 2.

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

All shareholders in the Fund will vote on Proposal 1 while Proposal 2 will be voted on by Investor Class shareholders only. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. The same voting standard applies to Proposal 2, except it applies only to a majority of the outstanding shares of the Fund’s Investor Class.  As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at https://vote.proxyonline.com/wft/docs/CliffordCapFund.pdf or by calling 800-290-6433.  The Fund’s annual and semi-annual reports are available, at no charge, by calling 800-628-4077 or on the Fund’s website at www.cliffordcapfund.com.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST & THE ADVISER

Summary of the Proposal

Proposal 1 relates to the approval of a New Advisory Agreement for the Fund. Shareholders of the Fund are being asked to vote to approve the New Advisory Agreement with the Adviser. If approved, this New Advisory Agreement would replace the Fund’s Current Advisory Agreement. This proposal will result in a reduction in the advisory fee rate paid by the Fund and it should not change the level of services provided by the Adviser.

Under the terms of the Current Advisory Agreement, the Adviser pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs such as interest expense and dividend expenses on securities sold short, acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses. Under the terms of the New Advisory Agreement, the Adviser will no longer pay the operating expenses of the Fund. As a result of this proposed change, the fee rate paid by the Fund to the Adviser will be reduced from 0.90% per annum to 0.75% per annum of the net assets of the Fund.

The fee structure under the New Advisory Agreement will provide that most of the Fund’s ordinary operating expenses are paid directly by the Fund. The Adviser believes this change will bring the Fund in line with industry practice (i.e. most funds pay their own operating expenses). In addition, the Adviser believes this change should improve the Fund’s marketability and make it easier for shareholders and potential investors to compare the Fund’s management fee and total expenses with other similar mutual funds. As part of Proposal 1, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses in order to keep Net Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, 12b-1 fees, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.90% per annum for Institutional Class and Investor Class shares, respectively, and 0.82% for Super Institutional Class shares.

Currently the Fund is operating under what is commonly referred to as a “unitary fee” structure, which generally means the Adviser pays most of the Fund’s operating expenses out of its management fee. The unitary fee structure generally eliminates the possibility for any decrease in total fund expense ratios during periods when assets under management increase. In other words, economies of scale are not typically realized by shareholders under this fee structure. The Adviser and the Board believe by changing the Fund’s fee structure shareholders should have a greater opportunity to share in the future growth of the Fund. However, it is important to remember that a unitary fee structure does place a cap on the overall expenses paid by shareholders, which is beneficial during periods of low assets. To offset the loss of this benefit. the Adviser has agreed to contractually limit each share class’s overall expense ratio to the same level the class is currently operating at, through at least January 31, 2021. Again, if Proposal 2 passes, Investors Class shareholders could see 0.05% increase in their net expenses.

The Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Advisory Agreement, and is now requesting that the shareholders of the Fund approve the New Advisory Agreement. If Proposal 1 is approved by the Fund’s shareholders it will take effect on January 31, 2020 or such later date as is determined by the officers of the Trust after the New Advisory Agreement is approved by the Fund’s shareholders. At that time, the Current Advisory Agreement will be terminated. In the event shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in place for the Fund.

A Comparison of the Current Advisory Agreement and New Advisory Agreement

As previously mentioned, under the terms of the Current Advisory Agreement, the Adviser pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs such as interest expense and dividend expenses on securities sold short, acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses while the New Advisory Agreement calls for the Fund to pay most of its operating expenses. The Current Advisory Agreement entitles the Adviser to receive an annual advisory fee from the Fund of 0.90% of the average daily net assets of the Fund while the New Advisory Agreement calls for the Adviser to receive an annual advisory fee from the Fund of 0.75% of the average daily net assets of the Fund.

Both the Current Advisory Agreement and the New Advisory Agreement call for the Adviser, subject to the Board’s supervision, to continuously review, supervise and administer the Fund’s investment program. Under the terms of both agreements, the Adviser is expected to ensure compliance with the Fund’s investment policies and guidelines. The Current Advisory Agreement initially became effective with respect to the Fund on November 10, 2015 and was last approved by the Board at an in-person meeting held on August 29, 2019 while the New Advisory Agreement is expected to take effect on January 31, 2020 or such later date as is determined by the officers of the Trust after the New Advisory Agreement is approved by the Fund’s shareholders.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Current Advisory Agreement and New Advisory Agreement both automatically terminate on assignment and each Agreement is terminable upon notice by the Fund. In addition, the Current Advisory Agreement and New Advisory Agreement can be terminated by the Adviser on not more than sixty (60) days’ notice to the Fund. The Current Advisory Agreement and New Advisory Agreement may be amended by the parties thereto (which include the Adviser and the Trust) provided that the amendment is approved by the vote of a majority of the Board of the Trust, including a majority of the Independent Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Both Agreements provide that the Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

If the New Advisory Agreement with the Adviser is not approved by shareholders, the Current Advisory Agreement will remain in place. The Board and the Adviser may also consider other options, including a new or modified request for shareholder approval of a new advisory agreement. The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information on Fund Fees and Expenses

The following fee tables and expense examples for the Fund provide a comparison of the Fund’s advisory fee rate and expenses under the Current Advisory Agreement and the Fund’s proposed advisory fee rate and expenses under the New Advisory Agreement, which reflect the expense limitation agreements with the Adviser. The tables below set forth (1) the annual fund operating expenses of the Fund for the fiscal year ended September 30, 2018; (2) the pro forma annual fund operating expenses of the Fund for the same period assuming the New Advisory Agreement had been in effect; and (3) pro forma annual fund operating expenses of the Fund for the same period assuming the New Advisory Agreement had been in effect plus 0.05% increase in 12b-1 Fees.

	Under the Current Advisory Agreement		Pro Forma – Under the New Advisory Agreement			Pro Forma – New Advisory Agreement and Rule 12b- 1 Fees(1)

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class	Investor Class	Institutional Class	Super Institutional Class	Investor Class

Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	None	2.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.75%	0.75%	0.75%	0.75%
Distribution and Service 12b-1 Fees	0.20%	0.00%	0.20%	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.00%	0.59%	0.59%	0.52%	0.59%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	0.91%	1.55%	1.35%	1.28%	1.60%
Less: Fee Waivers and Expense Reimbursements	N/A	N/A	-0.44%	-0.44%	-0.45%	-0.44%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	N/A	N/A	1.11%(2)	0.91%(2)	0.83%(2)	1.16%(2)

(1)	Subject to the approval of Proposal 2.
(2)

Clifford Capital Partners, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse certain Fund expenses until January 31, 2021 in order to keep Net Total Annual Fund Operating Expenses (excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.82%, 0.90% and 0.90%, respectively, of the average daily net assets of the Fund’s Super Institutional, Institutional and Investor Class. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may be terminated by the Adviser or the Board of Trustees of the Trust at any time after January 31, 2021.

Comparative Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund under the Current Advisory Agreement and the cost of investing in shares of the Fund under the New Advisory Agreement, if it is adopted. The Example also assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses are (1) under the Current Advisory Agreement, remain the same; and (2) under the New Advisory Agreement, equal to the total annual fund operating expenses after fee waivers and expense reimbursements as shown in the Comparative Fee Table above through January 31, 2021 and total annual fund operating expenses thereafter.

	1 Year	3 Years	5 Years	10 Years
Under the Current Advisory Agreement
Investor Class	$113	$353	$612	$1,352
Institutional Class Super Institutional Class	$ 93 $ 93	$290 $290	$504 $504	$1,120 $1,120

Pro-Forma – Under the New Advisory Agreement
Investor Class	$113	$446	$803	$1,808
Institutional Class Super Institutional Class	$93	$384	$697	$1,586
	$85	$361	$659	$1,506
Investor Class – subject to approval of Proposal 2	$118	$462	$829	$1,863

Information Concerning the Adviser

Clifford Capital Partners LLC (the “Adviser”), 395 S. Main Street, #203, Alpine, Utah 84004 is the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Illinois limited liability company. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:

Ryan P. Batchelor Wayne G. Pierson David W. Passey Heather D. Pierson-Bryce	Principal and Portfolio Manager Principal and Chief Compliance Officer Principal and Investment Analyst Principal and Chief Operating Officer

*	The address for each officer and director is 395 S. Main Street, #203, Alpine, Utah 84004.

The Adviser is owned by Ryan P. Batchelor (33.505%), Wayne G. Pierson, CFA, CPA (33.505%), David W. Passey (4%), Heather Bryce (4%) and WCM Investment Management (24.99%). WCM Investment Management, LLC is a SEC registered investment adviser located at 281 Brooks Street, Laguna Beach, California 92651. Information regarding WCM’s ownership structure is available at the SEC’s website. For the fiscal year ended September 30, 2018, the Adviser was paid $129,472 in advisory fees by the Fund.

Evaluation By The Board of Trustees

At an in-person meeting held on August 29, 2019, the Board approved the New Advisory Agreement with respect to the Fund. The Board’s determination to approve the New Advisory Agreement followed its consideration of various factors and review of written materials provided by the Adviser.

The Board’s deliberations and the information on which its conclusions were based are summarized below.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented at this and prior Meetings. The Board requested or was provided with information and reports relevant to the approval of the New Advisory Agreement, including (i) reports regarding the services and support provided by Clifford to the Fund and its shareholders; (ii) quarterly assessments of the investment performance of the Fund; (iii) Clifford’s commentary on the reasons for the Fund’s performance; (iv) presentations by Clifford management addressing the investment philosophy, investment strategy, personnel, and operations utilized in managing the Fund; (v) compliance reports concerning the Fund and Clifford; (vi) disclosure information contained in the registration statement of the Trust and Clifford’s Form ADV; (vii) a discussion and comparison of the terms of the current Investment Advisory Agreement and the New Advisory Agreement; and (viii) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Clifford, including financial information, a description of personnel and the services provided by Clifford to the Fund, information on investment advice, performance, summaries of Fund expenses, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits realized by Clifford from its relationship with the Fund.

The Board did not identify any information that was most relevant to its consideration to approve the New Advisory Agreement, and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:

(1)           The nature, extent, and quality of the services provided by Clifford.

In this regard, the Board considered the responsibilities of Clifford under the New Advisory Agreement. The Board reviewed the services provided by Clifford including, without limitation: its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; the coordination of services for the Fund among the Fund’s service providers; Clifford’s regular communications with Fund shareholders, including portfolio and market commentary; and the efforts of Clifford to promote the Fund and grow assets. The Board considered Clifford’s staffing, personnel, and methods of operating; the education and experience of Clifford’s personnel; its financial resources and support; and Clifford’s compliance program, policies, and procedures. After reviewing the foregoing and further information from Clifford, the Board concluded that the quality, extent, and nature of the services provided by Clifford were satisfactory and adequate for the Fund.

(2)           Investment Performance of the Fund and Clifford.

The Trustees considered the Fund’s performance for various periods ended June 30, 2019 versus the Morningstar mid-cap value category and a peer group of funds with assets below $250 million and the flexibility to invest across the capitalization spectrum derived by Broadridge from Morningstar’s mid-cap value, large value, mid-cap blend and large blend categories (“Peer Group”). The Trustees also considered the Fund’s performance relative to its benchmark index, the Russell 3000® Value Index. In considering the foregoing, the Trustees reviewed an analytical report prepared by Broadridge and a variety of other metrics relating to performance within the analytical report. The Trustees also considered specific performance information prepared by Clifford, including information relating to the performance of the Fund relative to separately managed accounts (the “Composite”) managed by Clifford with investment strategies that are substantially similar to those utilized by the Fund. The Trustees generally considered information that was as of June 30, 2019, although they took into consideration other performance information that had been provided to them since prior approvals of the Advisory Agreement. The Trustees noted that, for the one-year period ended June 30, 2019, the Fund lagged both its Peer Group median and the Russell 3000® Value Index but outperformed relative to the median of its Peer Group and the Russell 3000® Value Index for the three-year and five-year periods ended June 30, 2019. The Board considered other summary performance information related to the Morningstar category and the Peer Group vis-à-vis the Fund, including percentile rankings. The Trustees determined that the performance of the Fund relative to its benchmark and category and Peer Group was satisfactory. The Trustees also noted that the performance of the Fund was comparable to the Composite and the Board considered the reasons for differences in results of the Fund versus the Composite, which it deemed reasonable. The Board concluded, based on the foregoing, that the performance of the Fund was satisfactory.

(3)	The costs of the services provided and the profits realized by Clifford from the relationship with the Fund.

In this regard, the Board considered Clifford’s staffing, personnel, and methods of operating; the financial condition and resources of Clifford, and the level of commitment to the Fund by Clifford’s principals; the asset levels of the Fund; and the expenses of the Fund under the New Advisory Agreement. The Board also considered potential benefits for Clifford in managing the Fund. The Board considered the fees and expenses of the Fund (including the advisory fee) under the New Advisory Agreement compared to the median of the Peer Group and the Morningstar mid-cap value category. The Board considered that, under the New Advisory Agreement, the Fund’s advisory fee will be reduced from 0.90% per annum to 0.75% per annum and that Clifford will no longer pay most of the operating expenses of the Fund. The Board also considered that, in addition, Clifford has contractually agreed, until at least January 31, 2021, to reduce fees and/or reimburse certain Fund expenses in order to keep the Fund’s net expense ratio (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, 12b-1 fees, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.90% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively, and 0.82% for Super Institutional Class shares. The Board noted that the gross advisory fee payable to Clifford by the Fund and the Fund’s projected net expense ratio under the New Advisory Agreement and contractual fee arrangements is below that of the Peer Group median and comparable to the category median. The Board determined that the advisory fees under the New Advisory Agreement were within an acceptable range considering the services to be rendered by Clifford and the size of the Fund, which is comparable to the Peer Group median and substantially smaller than the category median. The Board also considered the fees of the Fund under the New Advisory Agreement relative to separate accounts managed by Clifford and the reasons for the differences in fees. The Trustees determined that the differences were reasonable under the circumstances. Following this comparison and upon further consideration and discussion of the foregoing, the services provided by Clifford, and its profits from managing the Fund, the Board concluded that the fees to be paid to Clifford were fair and reasonable under the Current Advisory Agreement and the New Advisory Agreement.

(4)	The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s fee arrangements with Clifford. The Board noted that the advisory fee would stay the same as asset levels increased under the New Advisory Agreement. The Trustees further noted that Clifford has contractually agreed, until at least January 31, 2021, to reduce fees and/or reimburse certain Fund expenses in order to keep the Fund’s net expense ratio from exceeding 0.90% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively and 0.82% for Super Institutional Class shares under the New Advisory Agreement. The Board considered that the New Advisory Agreement (i.e. lower fee) should provide greater opportunity for shareholders to share in the future growth of the Fund by benefitting from lower Fund expenses as assets grow. The Board expressed the view that this structure may be more beneficial to shareholders than breakpoints, which generally only have the effect of lowering expense ratios at higher asset levels. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements with Clifford under the New Advisory Agreement were fair and reasonable in relation to the nature and quality of the services provided by Clifford.

(5)           Possible conflicts of interest and benefits derived by Clifford.

In considering Clifford’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of Clifford’s code of ethics and other relevant policies described in Clifford’s Form ADV. The Board also considered benefits to Clifford that could be derived from managing the Fund and noted the ability of Clifford to place small accounts in the Fund, and the appeal that a mutual fund versus separate account management may have to certain distribution channels. It was noted that Clifford does not engage in soft dollars or commission recapture programs. Following further consideration and discussion, the Trustees determined that Clifford’s standards and practices relating to the identification and mitigation of possible conflicts of interest, as well as the benefits to be derived by Clifford from managing the Fund, were satisfactory.

The Board did not identify any particular information that was most relevant to its consideration to approve the New Advisory Agreement and each Trustee may have afforded different weight to the various factors. After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the New Advisory Agreement was fair, reasonable, and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the New Advisory Agreement for an initial two-year term.

Note that Proposal 1 is not contingent on the approval by shareholders of Proposal 2. Shareholders may approve Proposal 1 and not Proposal 2 and Proposal 1 would still become effective.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF AN INCREASE IN THE DISTRIBUTION AND SERVICE 12B-1 FEES FOR INVESTOR CLASS

Summary of the Proposal

Proposal 2 is requesting the approval of an amendment to the Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”). The amendment to the Plan will increase the 12b-1 fees (“12b-1 Fees”) paid by Investor Class of the Fund from a maximum rate of 0.20% per annum to a maximum rate of 0.25% per annum of the average daily net assets of the Investor Class of the Fund. The Adviser and the Board believe the 0.25% 12b-1 fee rate is more in line with industry standard and is commonly charged by no-load mutual funds. The Adviser and the Board further believe the increase in the Fund’s 12b-1 Fees will provide additional support to the Fund’s marketing and distribution efforts and improve the likelihood that economies of scale are realized by the Fund’s Investor Class and its shareholders. There can be no assurance, however, that the Fund will achieve these goals.

Description of the Rule 12b-1 Distribution Plan

The Fund’s current Plan, which was adopted on November 10, 2015, provides that the Fund can pay up to the annual rate of 0.20% of the average daily net assets of its Investor Class shares for activities primarily intended to result in the sale of those shares and for various shareholder servicing related activities. The amended Plan provides that the Fund can pay up to the annual rate of 0.25% of the average daily net assets of its Investor Class shares for activities primarily intended to result in the sale of those shares and for various shareholder servicing related activities.

Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. Note that the other class of shares offered by the Fund – the Super Institutional Class and Institutional Class – are sold without the imposition of 12b-1 fees and these classes require higher initial investments.

The amended Plan is attached as Appendix B. You should read the amended Plan. The description in this Proxy Statement of the amended Plan is only a summary.

The expense table and examples shown in connection with Proposal 1 provide the pro forma expenses and example that would apply if Proposal 2 is approved. In addition, for the fiscal year ended September 30, 2018, the Fund paid $861 in 12b-1 Fees under the current Plan.

Evaluation by the Board of Trustees

At an in-person meeting held on August 29, 2019, the Board approved an increase in the 12b-1 Fees paid by Investor Class of the Fund. In considering the amended Plan, the Board factored in potential benefits to the Investor Class shareholders, which included such things as attracting and retaining potential shareholders to the Fund’s Investor Class of shares. The Board believes that there is a reasonable likelihood that the activities for which payments may be made under the Plan are likely to stimulate additional sales of the Fund’s Investor Class shares and assist the Fund in increasing its present asset base in the face of competition from other mutual funds. The Board concluded that without an effective and attractive distribution program that is adequately funded, the Fund could be adversely affected by making it increasingly difficult to attract new investors and retain existing investors.

The Board also considered other reasons why it is important for the Fund to attract a continuous flow of new assets. It was recognized that it is desirable for all shareholders that the Fund sustain a flow of new investment monies. The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held, (2) reduces daily liquidity requirements and (3) permits a prompt restructuring of a fund’s portfolio without the need to dispose of present holdings.

The Trustees further considered the impact of the increase in the 12b-1 Fees on the Fund’s total operating expenses. They evaluated the Adviser’s commitment to waive its management fees and to reimburse expenses to limit the Fund’s net operating expense (excluding certain items) through at least January 30, 2021.

Note that Proposal 2 is not contingent on the approval by shareholders of Proposal 1. Shareholders may approve Proposal 2 and not Proposal 1 and Proposal 2 would still become effective.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF INVESTOR CLASS OF THE FUND VOTE “FOR” PROPOSAL 2.

OPERATION OF THE FUND

The Fund is a diversified series of World Funds Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Clifford Capital Partners LLC, located at 395 S. Main Street, #203, Alpine, Utah 84004, as investment adviser to the Fund. Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Fund’s administrator, transfer agent and accounting agent. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian of the Fund’s assets. Fifth Third Bank has entered into a foreign sub-custody arrangement with The Bank of New York, as the approved foreign custody manager to perform certain functions with respect to the custody of a Fund’s assets outside of the United States of America. First Dominion Capital Corp., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Fund.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for each Proposal. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, 1,623,102 shares of beneficial interest of the Fund were issued and outstanding.

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

Proposal 1 will be voted on by all shareholders of the Fund. Proposal 2 will be voted on by shareholders of Investor Class shares only. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. However, an affirmative vote of the holders of a majority of the outstanding shares of the Fund (Investor Class as it relates to Proposal 2) is required for the approval of each Proposal. The 1940 Act defines “majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund/Class are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund/Class, whichever is less.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. The vote required to approve the Proposals is set forth above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” a Proposal.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Percent of Fund	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105 TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103	62.9% 17.1%	Record Record

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Adviser. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected be approximately $16,000. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling 1-800-673-0550.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. Requests may be sent to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling 1-800-673-0550.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on December 18, 2019:

The notice of meeting, proxy statement and shareholder ballot is available at https://vote.proxyonline.com/wft/docs/CliffordCapFund.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

David A. Bogaert, President

November __, 2019

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 800-290-6433. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made by and between World Funds Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Clifford Capital Partners, LLC (the “Adviser”), an Illinois limited liability company with its principal place of business in Alpine, Utah.  This Agreement is made effective as to each Fund (defined below) as of the date set forth on the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto as of the “Effective Date” noted on each Schedule A with respect to each of the Funds.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund” and collectively, the “Funds”, as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)

Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)            Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall use its best efforts to cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)

Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)

Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)

Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)

Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub- Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.

CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.

INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)

Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes- Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15) that has occurred or is otherwise proposed to occur.

(b)

Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report required by the 1940 Act, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)

Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)

Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)

Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.

ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including a Fund’s ordinary operating expenses, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)

Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)

ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)

Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)

Use of the Names “Clifford Capital”, “Clifford Capital Partners”. The Adviser has the right to use the names “Clifford Capital”, “Clifford Capital Partners” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Clifford Capital”, “Clifford Capital Partners” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Clifford Capital”, “Clifford Capital Partners” that it has not otherwise disclosed to the Board

(e)

Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)

No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)

Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)

Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.

THE NAMES “Clifford Capital”, “Clifford Capital Partners”.  The Adviser grants to the Trust a license to use the names “Clifford Capital”, “Clifford Capital Partners” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.

ADVI SER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.

INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.

ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)

This Agreement shall become effective as of the date executed with respect to a particular Fund and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15); or

ii.

This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 15) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.

NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Commonwealth Companies, 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235 Attention: President; and notices to the Adviser shall be directed to 395 S. Main Street, #203, Alpine, Utah 84004, Attention: President.

14.

CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.

CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.

LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.

RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.

ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.

LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.

NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.

GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.

PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.

COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A attached hereto.

WORLD FUNDS TRUST

Signature
By: David A. Bogaert
Title: President

CLIFFORD CAPITAL PARTNERS, LLC

Signature
By: Wayne G. Pierson
Title: Principal

SCHEDULE A-1

Investment Advisory Agreement

between

World Funds Trust (the “Trust”) and

Clifford Capital Partners, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Clifford Capital Partners Fund	None	0.75%	January __, 2020

WORLD FUNDS TRUST

Signature

By:	David A. Bogaert

Title:	President

CLIFFORD CAPITAL PARTNERS, LLC

Signature

By:	Wayne G. Pierson

Title:	Principal

EXHIBIT B

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN PURSUANT TO RULE 12b-1

WORLD FUNDS TRUST

For Funds Advised by Clifford Capital Partners, LLC

WHEREAS, the World Funds Trust (the “Trust”) a statutory trust organized and existing under the laws of the state of Delaware, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest (the “Shares”), in separate series representing the interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the Fund(s) (a “Fund”) listed in Schedule A attached hereto; and

WHEREAS, the Trust desires to adopt a Distribution and Shareholder Services Plan (“Plan”) with respect to the class(es) of Shares of the Fund identified in Section 2(a) of this Plan pursuant to Rule 12b-1 under the 1940 Act; and

WHEREAS, the Trustees of the Trust as a whole, including the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the “Non-Interested Trustees”), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan by votes cast at a meeting held in person and called for the purpose of voting hereon and on any agreements related hereto;

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, with respect to the class(es) of Shares of the Fund identified in Section 2(a) of this Plan and on the following terms and conditions:

1.            Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund of the class(es) of Shares identified in Section 2(a) of this Plan, which activities may include, but are not limited to, the following:

(a)           payments to the Trust’s distributor (the “Distributor”) and to securities dealers and others in respect of the sale of Shares of the Fund;

(b)           payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Fund, and providing such other distribution and shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Fund, forwarding communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Fund or its service providers;

(c)            formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

(d)           preparation, printing and distribution of sales literature;

(e)           preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

(f)          obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund;

(g)            obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

2.           Maximum Expenditures.

(a)            The expenditures to be made by the Fund pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed the following:

(1)

Investor Shares. For the Investor Shares of the Funds, the Funds may pay an amount calculated at the rate of up to 0.25%[1] per annum of the average daily net asset value of the Investor Shares of the Funds for each year or portion thereof included in the period for which the computation is being made, elapsed since the commencement of operations of the Investor Shares to the date of such expenditures.

(b)           Allocation of Class Expenses. Only distribution expenditures properly attributable to the sale of a particular class may be used to support the distribution and shareholder services fee charged to shareholders of such class. Expenses attributable to the sale of more than one class will be allocated in a manner deemed equitable by the Board.

3.	Term and Termination.

(a)           This Plan shall become effective with respect to each class on the date that such class commences operation.

(b)           Unless terminated as herein provided, this Plan shall continue in effect with respect to each class of the Fund for one year from the effective date of the Plan for such class and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at an in-person meeting called for the purpose of voting on such approval.

(c)           This Plan may be terminated at any time with respect to a particular class of the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such class of the respective Fund.

1.  On August 29, 2019, the Board of Trustees for the Funds approved an increase in the maximum 12b-1 fee for the Clifford Capital Partners Fund to 0.25%. The amendment is subject to shareholder approval. If such approval is obtained, the 12b-1 Fee for the Clifford Capital Partners Fund will immediately increase from 0.20% to 0.25%.

4.             Amendments. No material amendment to this Plan shall be made unless: (a) it is approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof; and (b) if the proposed amendment will increase materially the maximum expenditures permitted by Section 2 hereof with respect to any class, it is approved by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such class.

5.              Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

6.             Quarterly Reports. The Trust’s Distributor or Treasurer shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7.             Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

8.               Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term “World Funds Trust” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust (“Declaration of Trust”), which may be amended from time to time. This Plan has been authorized by the Trustees (including, the Non-Interested Trustees), acting as such and not individually, and such authorization by such Trustees shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Trust’s Declaration of Trust.

This Plan was authorized with respect to the class(es) of Shares identified in Section 2(a) of this Plan on August 29, 2019

SCHEDULE A

Clifford Capital Partners Fund

Clifford Capital Focused Small Cap Value Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-290-6433 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	123456789101

CLIFFORD CAPITAL PARTNERS FUND

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2019

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Clifford Capital Partners Fund (the “Fund”), a series of the Trust, that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on December 18, 2019 at 11:00 a.m., Eastern Time, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-290-6433. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 18, 2019. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/CliffordCapFund.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

CLIFFORD CAPITAL PARTNERS FUND

Investor Class Shareholders

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Clifford Capital Partners Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Clifford Capital Partners LLC (the “Adviser”), the Fund’s current investment adviser.	○	○	○

2.	To approve an amendment to the Fund’s Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) that will increase the fee paid under Plan (“12b-1 Fees”) by Investor Class shareholders of the Fund.	○	○	○

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-290-6433 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	123456789101

CLIFFORD CAPITAL PARTNERS FUND

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2019

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Clifford Capital Partners Fund (the “Fund”), a series of the Trust, that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on December 18, 2019 at 11:00 a.m., Eastern Time, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-290-6433. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 18, 2019. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/CliffordCapFund.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

CLIFFORD CAPITAL PARTNERS FUND

Super Institutional and Institutional Class Shareholders

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Clifford Capital Partners Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Clifford Capital Partners LLC (the “Adviser”), the Fund’s current investment adviser.	○	○	○

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]